Millington Unit Investment Trusts, Series 3

                   THE ATIVO ESG PORTFOLIO, MID-CAP SERIES 1

                                   MILLINGTON
                                   SECURITIES

                                   PROSPECTUS
                             DATED APRIL 23, 2010,
                         AS SUPPLEMENTED JUNE 22, 2010

A portfolio of mid-cap securities selected by Millington Securities, Inc. with the assistance of Ativo Capital Management LLC.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                   THE ATIVO ESG PORTFOLIO, MID-CAP SERIES 1

OVERVIEW

          Millington Unit Investment Trusts, Series 3, is a unit investment trust that consists of the Ativo ESG Portfolio, Mid-Cap Series 1 (the "Trust"). Millington Securities, Inc. ("Millington" or the "Sponsor") serves as the Sponsor of the Trust.

INVESTMENT OBJECTIVE

          The Trust seeks to provide a high rate of portfolio growth.

PRINCIPAL INVESTMENT STRATEGY

          The Trust seeks to achieve its objective by investing in a portfolio of securities selected through the application of a defined investment strategy. The Trust may include domestic common stocks, American Depository Receipts ("ADRs") and U.S.-listed foreign securities. The ADRs and U.S.-listed foreign securities may be from emerging market countries. The Trust applies a proprietary rules-based discounted cash-flow return on investment (DCFROI) methodology to select the securities for its portfolio. The strategy also includes a final step that uses third party environmental, social and governance research ("ESG"), as developed by IW Financial, to validate the inclusion of individual stocks in the final portfolio. The Trust's investment strategy was developed by Ativo Capital Management LLC.

          ESG is an analytical framework designed to track and report corporate environmental, social and governance performance and risk, and looks at the following areas: community, customers, corporate governance, employees, environment and human rights.

          For purposes of the Trust's portfolio selection, "mid-cap securities" are defined as securities issued by companies with total capitalization ranging from $2 billion to $7.5 billion dollars. The Trust will be required, under normal circumstances, to invest at least 80% of its net assets in mid-cap securities, as defined above.

          For a more detailed description of the Trust's investment strategy, including the ESG methodology and source providers see "Investment Strategy" on page 12 of the prospectus.

ATIVO CAPITAL MANAGEMENT LLC

          Ativo Capital Management LLC ("Ativo") is an independent registered investment adviser that seeks to "Choose WiselyTM" each security to deliver portfolio growth. Choose Wisely(TM) is Ativo's approach, which is an application of discounted cash-flow return on investment methodologies ("DCFROI") to the management of equity portfolios. This application is just one component of an approach that has been cultivated through nearly 40 years of utilizing, developing and enhancing quantitative research. As a quantitative adviser, Ativo develops consistent rules that are rigorously applied.

          Ativo's proprietary process is a residual income model that incorporates DCFROI, cost of capital, growth, price momentum and life-cycle theory in the identification of securities and construction of portfolios. Ativo analyzes the data from over 10,000 securities to determine a company's core financial position, to objectively evaluate the true cash-flow and then, to quantify a company's real return on investment. In addition to receiving a portfolio consulting fee, the Trust pays Ativo a licensing fee for the use of its intellectual property.

IW FINANCIAL

          IW Financial is a provider of ESG research. The firm's expertise positions clients to benefit from two major trends shaping the financial services industry: demand for issues-based stock screening and a growing interest in investment portfolios that reflect the values of an institution or an individual. IW Financial's issue coverage is comprehensive in that each company in its universe is covered across all issues, not just those that can be captured by identifying industry involvement. Its in-house research covers over 3,000 publicly traded U.S. companies across more than 125 issues, allowing the asset manager, fiduciary or adviser to make informed investment decisions.

FUTURE TRUSTS

          The Sponsor intends to create future trusts that follow the same general investment strategy. One such trust is expected to be available approximately 15 months after the inception date of the Trust (the "Inception Date") or upon the Trust's termination. If these future trusts are available, you may be able to invest your units in a future trust through the rollover option ( the "Rollover"). For a more detailed description see "Rollover" on page 15 of the prospectus. Each trust is designed to be part of a longer-term investment strategy.

ESSENTIAL INFORMATION
---------------------

UNIT PRICE AT INCEPTION                          $10.00

INCEPTION DATE                               APRIL 23, 2010

TERMINATION DATE                           SEPTEMBER 26, 2011

DISTRIBUTION DATE                        25th day of each month

RECORD DATE                              10th day of each month

CUSIP NUMBERS
          CASH DISTRIBUTIONS
          Standard Accounts                     601031115
          Fee Account Cash                      601031107
          REINVESTED DISTRIBUTIONS
          Standard Accounts                     601031123
          Fee Account Reinvest                  601031131

TICKER                                           MAESGX

MINIMUM INVESTMENT                           $1,000/100 units

PORTFOLIO DIVERSIFICATION
--------------------------

                                    APPROXIMATE
SECTOR                          PORTFOLIO PERCENTAGE

Consumer Discretionary                  23.76%
Health Care                             22.23
Financials                              12.70
Industrials                             11.19
Information Technology                  11.07
Telecommunication Services               6.32
Materials                                4.79
Utilities                                4.77
Energy                                   1.59
Consumer Staples                         1.58

COUNTRY

United States                           79.25%
Canada                                   6.40
United Kingdom                           3.19
Netherlands                              1.61
Panama                                   1.60
Israel                                   1.60
Chile                                    1.60
Bermuda                                  1.59
Indonesia                                1.58
China                                    1.58

PRINCIPAL RISKS


          As with all investments, you may lose some or all of your investment in the Trust. No assurance can be given that the Trust's investment objective will be achieved. The Trust also might not perform as well as you expect. This can happen for reasons such as these:

          PRICE VOLATILITY. The Trust invests in domestic common stocks, ADRs and U.S.-listed foreign securities. The value of the Trust's units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

          Because the Trust is not managed, the Bank of New York Mellon, (the "Trustee") will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any trust will be positive over any period of time, or that you will not lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          CURRENT ECONOMIC CONDITIONS. Due to the current state of the economy, the value of the securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Starting in December 2007 and throughout most of 2009, economic activity declined across all sectors of the economy, and the United States has experienced increased unemployment. The economic crisis affected the global economy with European and Asian markets also suffering historic losses. Although the latest economic data suggests slightly increased activity in the U.S. economy, unemployment remains high. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet fully known and cannot be predicted.

          DIVIDENDS. There is no guarantee that the issuers of the securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

          FINANCIAL CONDITION OF ISSUER. The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the initial offering period.

          MID-CAP COMPANIES. The securities in the Trust are issued by companies that have been designated by the Sponsor as mid-cap. Smaller companies present some unique investment risks. Mid-cap Companies may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, mid-cap securities may not be widely followed by the investment community, which may result in lower demand for the securities.

          LEGISLATION/LITIGATION. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trust. In addition, litigation regarding any of the issuers of the securities or of the industries represented by such issuers, may negatively impact the value of these securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the securities.

          FOREIGN SECURITIES. The Trust may invest in U.S.-listed foreign securities and ADRs. The Trust's investment in U.S.-listed foreign securities and ADRs presents additional risk. ADRs are issued by a bank or trust company to evidence ownership of underlying securities issued by foreign corporations. Securities of foreign issuers present risks beyond those of domestic securities. More specifically, foreign risk is the risk that foreign securities will be more volatile than U.S. securities due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls with respect to certain industries or differing legal and/or accounting standards.

          EMERGING MARKETS. The Trust may include securities issued by companies headquartered or incorporated in countries considered to be emerging markets. Emerging markets are generally defined as countries with low per capita income in the initial stages of their industrialization cycles. Risks of investing in developing or emerging countries include the possibility of investment and trading limitations, liquidity concerns, delays and disruptions in settlement transactions, political uncertainties and dependence on international trade and development assistance. Companies headquartered in emerging market countries may be exposed to greater volatility and market risk.

          INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

          THE SPONSOR DOES NOT MANAGE THE PORTFOLIO. The value of your investment may fall over time. The Trust will generally hold, and may continue to buy, the same securities even though a security's outlook, rating, market value or yield may have changed.

          NEW SPONSOR RISK. The Sponsor is a newly-organized unit trust sponsor and there is no guarantee that it will be able to successfully implement its business plan. Accordingly, the Sponsor may not be in a position to perform its duties as described in this prospectus. As of December 31, 2009, the Sponsor had sufficient equity and cash flow to continue operations for at least one year. Nevertheless, the Trust's organizational documents are designed in a manner so that the Trust may operate without a sponsor if the Sponsor is unable to continue operations and the Trustee is generally obligated to fulfill the Sponsor's obligations, in the event the Sponsor is unable to do so. Although the Sponsor does not presently intend to maintain a secondary market, units may be redeemed with the Trustee on any business day for the current redemption price. However, if the Sponsor is unable to perform its obligations, Unitholders will only be able to redeem their units through the Trustee.

FEE TABLE

          The amounts below are estimates of the direct and indirect expenses that you may incur based on a ten dollar ($10.00) unit price. Actual expenses may vary. The following table reflects the Investor Fees in connection with the "Standard Accounts". Footnote four (4) describes the fees related to "Fee Accounts."

                                                           PERCENTAGE
                                                            OF PUBLIC         AMOUNT PER
                                                            OFFERING            $1,000
INVESTOR FEES                                                PRICE (1)         INVESTED
------------------------------                            ------------       -----------
STANDARD ACCOUNT INVESTOR FEES
Initial Sales Fee Paid on Purchase (1)                           1.00%           $10.00
Deferred Sales Fee (2)                                           1.45             14.50
Creation and Development Fee (3)                                  .50              5.00
                                                          ------------       -----------
MAXIMUM SALES LOAD                                               2.95%           $29.50
                                                          ============       ===========
ESTIMATED ORGANIZATION COSTS (5)
(amount per 100 units paid by the Trust at the end of the
initial offering period or after six months, at the
discretion of the Sponsor)                                       0.40%            $4.00
                                                          ============       ===========

                                                          APPROXIMATE
ANNUAL FUND                                               % OF PUBLIC
OPERATING                                                  OFFERING         AMOUNT PER
EXPENSES                                                     PRICE         100 UNITS (6)
------------------------------                            ------------       -----------
Trustee's Fee                                                 0.1050%             $1.05
Sponsor's supervisory fee                                     0.0300               0.30
Evaluator's fee                                               0.0350               0.35
Bookkeeping and administrative fee                            0.0350               0.35
Estimated other Trust operating expenses (7)                  0.1093               1.09
                                                          ------------       -----------
Total                                                         0.3143%             $3.14
                                                          ============       ===========

(1) The initial sales fee provided is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D" fee) (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred fees begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable total sales fee.

(2) The deferred sales fee is fixed at $0.145 per unit and is deducted in monthly installments of $0.0483 per unit on the last business day of January 2011 and February 2011 and $0.0484 in March 2011. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time. If units redeemed prior to the deferred sales fee period, the entire deferred sales fee will be collected upon redemption.

(3) The creation and development fee ("C&D" fee) compensates the Sponsor for creating and developing the Trust, the C&D fee is fixed at $0.05 per unit and is paid to the Sponsor at the close of the initial offering period.

(4) Investor Fees related to "Fee Accounts" include a distribution fee and a creation and development fee. The distribution fee is a sales load that compensates the Sponsor for costs associated with introducing the Trust to fee based account investors and their advisors, the distribution fee is fixed at $0.02 per unit. The creation and development "C&D" fee compensates the Sponsor for creating and developing the Trust, the C&D fee is fixed at $0.05 per unit. Both the distribution fee and the C&D fee are paid to the Sponsor at the close of the initial offering period. The percentages provided are based on a $10 unit price as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the total C&D and distribution fees will be less than 0.70% of the Public Offering Price; if the unit price is less than $10.00 per unit, these fees will exceed 0.70% of the Public Offering Price. However, if the price you pay for your units is less than $10.00 per unit, in no event will the maximum sales fee exceed 0.85% of the Public Offering Price.

(5) Estimated organization costs include the portfolio consulting fee paid to Ativo for its assistance with the Trust portfolio.

(6) Based on 100 units with a $10.00 per unit Public Offering Price as of the Inception Date.

(7) The estimated Trust operating expenses are based upon an estimated Trust size of approximately $10 million. Because certain of the operating expenses are fixed amounts, if the Trust does not reach such estimated size or falls below the estimated size over its life, the actual amount of the operating expenses may, in some cases greatly exceed the amounts reflected. Other operating expenses include a licensing fee paid by the Trust to Ativo for the use of intellectual property owned by Ativo, but do not include brokerage costs and other transactional fees, but may include global custody charges.


EXAMPLE

          This example helps you compare the cost of the Trust with other unit trusts and mutual funds. In the example the Sponsor assumes that you reinvest your investment in a new trust every year at a reduced sales charge and that the Trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the Trust:

          1 year          $366

          3 years         $944

          5 years       $1,302

          This example assumes that you continue to follow the trust strategy and roll your investment, including all distributions, into a new series of the Trust every 15 months subject to a rollover sales fee of $0.195 per unit.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UNITHOLDERS
MILLINGTON UNIT INVESTMENT TRUSTS, SERIES 3
THE ATIVO ESG PORTFOLIO, MID-CAP SERIES 1

          We have audited the accompanying statement of financial condition, including the Trust portfolio set forth on pages 10 and 11 of this prospectus, of Millington Unit Investment Trust, Series 3, as of April 23, 2010, the initial date of deposit. The statement of financial condition is the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on this statement of financial condition based on our audit.

          We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition, assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall statement of financial condition presentation. Our procedures included confirmation with The Bank of New York Mellon, Trustee, of cash or an irrevocable letter of credit deposited for the purchase of securities as shown in the statement of financial condition as of April 23, 2010. We believe that our audit of the statement of financial condition provides a reasonable basis for out opinion.

          In our opinion, the statement of financial condition referred to above presents fairly, in all material respects, the financial position of Millington Unit Investment Trusts, Series 3 as of April 23, 2010, in conformity with accounting principles generally accepted in the United States of America.

                               GRANT THORNTON LLP

Chicago, Illinois
April 23, 2010

MILLINGTON UNIT INVESTMENT TRUSTS, SERIES 3
THE ATIVO ESG PORTFOLIO, MID-CAP SERIES 1
STATEMENT OF FINANCIAL CONDITION AS OF APRIL 23, 2010

INVESTMENT IN SECURITIES
Contracts to purchase underlying securities (1)(2)                                     $   104,638
                                                                                       -----------
     Total                                                                             $   104,638
                                                                                       ===========
LIABILITIES AND INTEREST OF INVESTORS
Liabilities:
          Organization costs (3)                                                       $       837
          Distribution fee (4)                                                                 209
          Creation and development fee (4)                                                     523
                                                                                       -----------
Total                                                                                  $     1,569
                                                                                       -----------
Interest of investors:
     Cost to investors                                                                 $   104,638
     Less distribution fee, creation and development fee and organization costs (3)(4)       1,569
                                                                                       -----------
          Net interest of investors                                                        103,069
                                                                                       -----------
          Total                                                                        $   104,638
                                                                                       ===========
Number of units                                                                             10,464
                                                                                       ===========
Net asset value per unit                                                               $    9.8499
                                                                                       ===========

(1) Aggregated cost of the securities is based on the closing sale price evaluations as determined by the evaluator.

(2) Cash or an irrevocable letter of credit has been deposited with the Trustee covering the funds (aggregating $105,000) necessary for the purchase of securities in the Trust represented by purchase contracts.

(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust. These costs have been estimated at $0.08 per unit for the Trust. A distribution will be made as of the earlier of the close of the initial offering period or six months following the Trust's Inception Date to an account maintained by the Trustee from which this obligation of the investors will be satisfied. To the extent the actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

(4) The total sales fee consists of a creation and development fee and a distribution fee. The maximum sales fee is $0.07 per unit. The distribution fee is equal to $ 0.02 per unit and the creation and development fee is equal to $0.05 per unit.

    MILLINGTON UNIT INVESTMENT TRUSTS, SERIES 3
    THE ATIVO ESG PORTFOLIO, MID-CAP SERIES 1
    AS OF THE TRUST INCEPTION DATE, APRIL 23, 2010

                                                    PERCENTAGE
NUMBER                                             OF AGGREGATE    MARKET       COST OF
   OF  TICKER                                        OFFERING     VALUE PER  SECURITIES TO
SHARES SYMBOL            ISSUER                        PRICE      SHARE(1)      TRUST(2)
------------------------------------------------------------------------------------------
               COMMON STOCKS - 100.00%
               CONSUMER DISCRETIONARY - 23.76%
   52  ARO       Aeropostale, Inc                      1.59%        $ 32.08        $ 1,668
    9  AZO       AutoZone, Inc                         1.57          182.24          1,640
   39  CUK       Carnival Plc (3)                      1.60           42.89          1,673
   64  CVC       Cablevision Systems Corporation       1.60           26.16          1,674
   55  DBRN      The Dress Barn, Inc                   1.58           29.96          1,648
   11  DECK      Deckers Outdoor Corporation           1.51          143.65          1,580
   15  ESI       ITT Educational Services, Inc         1.62          112.69          1,690
   90  GCI       Gannett Co. Inc                       1.57           18.28          1,645
   34  GES       Guess?, Inc                           1.59           49.05          1,668
   41  HAS       Hasbro, Inc                           1.58           40.41          1,657
   49  JAH       Jarden Corporation                    1.58           33.76          1,654
   25  PVH       Phillips-Van Heusen Corporation       1.60           67.08          1,677
   29  ROST      Ross Stores, Inc                      1.62           58.40          1,694
   26  SWK       Stanley Black & Decker, Inc           1.57           63.00          1,638
   61  WYN       Wyndham Worldwide Corporation         1.58           27.14          1,656
               CONSUMER STAPLES - 1.58%
  104  DLM       Del Monte Foods Company               1.58           15.88          1,652
               ENERGY - 1.59%
   85  ACGY      Acergy S.A. (3)                       1.59           19.55          1,662
               FINANCIALS - 12.70%
   22  ACGL      Arch Capital Group Ltd. (3)           1.59           75.73          1,666
   55  AFG       American Financial Group, Inc.        1.59           30.17          1,659
  127  AINV      Apollo Investment Corporation         1.59           13.08          1,661
  162  MBI       MBIA Inc. Common Stock                1.55           10.00          1,620
   64  MCO       Moody's Corporation Common Stock      1.59           26.06          1,668
   37  MCY       Mercury General Corporation Com       1.60           45.31          1,676
   70  PL        Protective Life Corporation Com       1.61           24.02          1,681
   65  UNM       Unum Group Common Stock               1.58           25.51          1,658
               HEALTH CARE - 22.23%
   53  ABC       AmerisourceBergen Corporation         1.59           31.41          1,665
   47  AGP       AMERIGROUP Corporation                1.58           35.15          1,652
   28  AMED      Amedisys, Inc                         1.59           59.31          1,661
  111  BRKR      Bruker Corporation                    1.59           14.99          1,664
  100  BVF       Biovail Corporation (3)               1.60           16.69          1,669
   37  CHSI      Catalyst Health Solutions, Inc        1.57           44.55          1,648
   41  CYH       Community Health Systems, Inc         1.61           40.94          1,679
   27  HSIC      Henry Schein, Inc                     1.58           61.12          1,650
   35  KCI       Kinetic Concepts, Inc                 1.60           47.93          1,678
   56  OCR       Omnicare, Inc                         1.60           29.99          1,679
   52  PDCO      Patterson Companies Inc               1.60           32.12          1,670
   27  PRGO      Perrigo Company                       1.54           59.87          1,616
   41  SIRO      Sirona Dental Systems, Inc            1.58           40.42          1,657
   26  TFX       Teleflex Incorporated                 1.60           64.46          1,676

    MILLINGTON UNIT INVESTMENT TRUSTS, SERIES 3
    THE ATIVO ESG PORTFOLIO, MID-CAP SERIES 1
    AS OF THE TRUST INCEPTION DATE, APRIL 23, 2010 (CONTINUED)
                                                            PERCENTAGE
NUMBER                                                     OF AGGREGATE    MARKET       COST OF
  OF   TICKER                                                OFFERING    VALUE PER   SECURITIES TO
SHARES SYMBOL            ISSUER                                PRICE      SHARE(1)      TRUST(2)
--------------------------------------------------------------------------------------------------
               INDUSTRIALS - 11.19%
   66  CBI       Chicago Bridge & Iron Company N.V. (3)        1.61%        $ 25.45        $ 1,680
   29  CPA       Copa Holdings, S.A. (3)                       1.60           57.82          1,677
   91  LFL       Lan Airlines S.A. (3)                         1.60           18.35          1,670
   60  MDR       McDermott International, Inc                  1.59           27.76          1,666
   71  SPR       Spirit Aerosystems Holdings, Inc              1.60           23.61          1,676
   66  TSL       Trina Solar Limited (3)                       1.58           25.05          1,653
   32  URS       URS Corporation                               1.61           52.58          1,683
               INFORMATION TECHNOLOGY - 11.07%
   58  AOL       AOL, Inc                                      1.57           28.38          1,646
   47  CHKP      Check Point Software Technologies Ltd (3)     1.60           35.67          1,676
   23  FFIV      F5 Networks, Inc                              1.58           71.79          1,651
  106  GIB       CGI Group, Inc (3)                            1.57           15.52          1,645
   33  HRS       Harris Corporation                            1.59           50.53          1,667
   34  OTEX      Open Text Corporation (3)                     1.59           48.93          1,664
   39  SNDK      SanDisk Corporation                           1.57           42.22          1,647
               MATERIALS - 4.79%
   27  ASH       Ashland, Inc                                  1.56           60.63          1,637
   18  LZ        Lubrizol Corporation                          1.59           92.14          1,659
   22  UFS       Domtar Corporation (3)                        1.64           78.07          1,718
               TELECOMMUNICATION SERVICES - 6.32%
  209  FTR       Frontier Communications Corporation           1.57            7.84          1,639
   50  IIT       PT Indosat Tbk (3)                            1.59           33.17          1,659
   41  NIHD      NII Holdings, Inc                             1.57           40.04          1,642
  150  WIN       Windstream Corporation                        1.59           11.09          1,664
               UTILITIES - 4.77%
   35  DTE       DTE Energy Company                            1.58           47.26          1,654
   41  OGE       OGE Energy Corporation                        1.59           40.59          1,664
   34  OKE       ONEOK, Inc                                    1.60           49.19          1,672
                                                                                    --------------
                                                                                         $104,638
                                                                                    ==============

Notes to Portfolio

1) The value of each security is based on the most recent closing sale price of each security as of the close of regular trading on the New York Stock Exchange on the business day prior to the Trust's Inception Date. The Trust's investments are classified as Level 1, which refers to security prices determined using quoted prices in active markets for identical securities.

2)   The cost of the securities to the Sponsor and the Sponsor's profit (or loss) (which is the difference between the cost of the securities to the Sponsor and the cost of the securities to the Trust) are $104,740 and ($102), respectively.

3) This is a security issued by a foreign company that trades on a U. S. securities exchange.

                                   THE TRUST

INVESTMENT STRATEGY

          The Trust seeks to achieve its objective by investing in a portfolio of securities selected through the application of a defined investment strategy. The Trust may include domestic common stocks, ADRs and U.S.-listed foreign securities. The ADRs and U.S.-listed foreign securities may be from emerging market countries. The Trust applies a proprietary rules-based discounted cash-flow return on investment (DCFROI) methodology to select the securities for its portfolio. The strategy also includes a final step that uses third party environmental, social and governance research ("ESG"), as developed by IW Financial, to validate the inclusion of individual stocks in the final portfolio. IW Financial draws on its own proprietary research and independent third party services to provide impartial and comprehensive global coverage of environmental, social and governance issues. The Trust's investment strategy was developed by Ativo Capital Management LLC ("Ativo"). The selection date for the strategy was April 21, 2010.

          For purposes of the Trust's portfolio selection, "mid-cap securities" are defined as securities issued by companies with total capitalization ranging from $2 billion to $7.5 billion dollars. The Trust will be required, under normal circumstances, to invest at least 80% of its net assets in mid-cap securities, as defined above.

          The Sponsor has selected Ativo to serve as the Trust's portfolio consultant (the "Portfolio Consultant"). The Portfolio Consultant is responsible for assisting the Sponsor with the selection of the Trust portfolio and providing ongoing supervisory service related to the securities in the portfolio. In addition to receiving a portfolio consulting fee, the Trust pays Ativo a licensing fee for the use of its intellectual property.

PORTFOLIO SELECTION STRATEGY (THE "STRATEGY")

          The Trust's portfolio is selected in the following manner:

          o Identify the universe of over 10,000 securities from the S&P Xpressfeed database after exclusion of ETFs, other funds and indexes. Further refine universe to those 4,700 securities that are greater than $25 million in current market capitalization, have three years of required data and have a market price greater than $1;

          o Identify all mid-cap securities that fall within the capitalization range utilized by industry recognized research databases;

          o Apply valuation screens that incorporate upside potential, downside risk and long-term price targets;

          o Apply growth screens to measure growth in assets, sales and earnings per share;

          o Apply environmental, social and governance screens using third-party ESG database providers (See description provided above); and

          o Eliminate securities where recent publicly available information has not been incorporated into the above analysis.


          Please note that the Sponsor applies the Strategy to select the portfolio at a particular time. If additional units of the Trust are created after the Trust's Inception Date, the Trust will purchase the securities currently included in the Trust, even if a later application of the Strategy would have resulted in the selection of different securities.

          While the Trust has a term of approximately 17 months, it is designed as part of a long-term investment strategy to be followed on an annual basis. The Sponsor currently intends to offer a subsequent series of the Trust for a rollover investment when the current Trust terminates. This long-term strategy is designed to outperform the general market over time, but may not do so in any given year. You may achieve more consistent overall results by following the strategy over several years.

HOW TO BUY UNITS

          You can buy units of the Trust on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at www.millingtonsecurities.com. The public offering price equals the net asset value of each unit. The "net asset value per unit" is the value of the securities, cash and other assets in the Trust reduced by the liabilities of the Trust divided by the total units outstanding. The Sponsor often refers to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If the Sponsor receives your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time, then you will receive the price computed on the date of receipt. If the Sponsor receives your order after the close of regular trading on the New York Stock Exchange or if authorized financial professionals receive your order after that time, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to the Sponsor in a timely manner. Certain broker-dealers and clearing firms may charge a transaction or other fee for processing unit purchase orders. Units of the Trust are available for purchase through financial professionals, including the Sponsor, and are not available for purchase directly from the Trust.

          VALUE OF THE SECURITIES. The Sponsor determines the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. The Sponsor generally determines the value of securities using the last sale price for securities traded on a national securities exchange. For this purpose, the trustee provides the Sponsor with closing prices from a reporting service approved by the Sponsor. In some cases the Sponsor will price a security based on its fair value after considering appropriate factors relevant to the value of the security. This will only be done if a security is not principally traded on a national securities exchange or if the market quotes are unavailable or inappropriate.

          The Sponsor determined the initial prices of the securities shown under "Portfolio" for the Trust in this prospectus as described above at the close of regular trading on the New York Stock Exchange on the business day before the date of this prospectus. On the first day the Sponsor sells units it will compute the unit price as of the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

          ORGANIZATION COSTS. During the initial offering period, part of the public offering price of the units represents an amount that will pay the costs of creating your Trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the portfolio consulting fee, the initial fees and expenses of the Trustee and the initial audit. Your Trust will sell securities to reimburse the Sponsor for these costs at the end of the initial offering period or after six months, if earlier. The value of your units will decline when your Trust pays these costs.

          Organization costs will only be included in the public offering price during the initial offering period.

          TRANSACTIONAL SALES FEE. You pay a fee when you buy units. We refer to this fee as the "transactional sales fee." The transactional sales fee has both an initial and a deferred component and is 2.45% of the Public Offering Price, based on a $10 unit. This percentage amount of the transactional sales fee is based on the unit price on the Inception Date. Because the transactional sales fee equals the difference between the maximum sales fee and the C&D Fee, the percentage and dollar amount of the transactional sales fee will vary as the unit price varies. The transactional sales fee does not include the C&D Fee which is described under "Fee Table" on page 6 of the prospectus.

          INITIAL SALES FEE. Based on a $10 unit, the initial sales fee is equal to 1% of the Public Offering Price. The initial sales fee, which you will pay at the time of purchase, is equal to the difference between the maximum sales fee (2.95% of the Public Offering Price) and the sum of the maximum remaining deferred sales fees and the C&D Fee (initially $0.195 per unit). The dollar amount and percentage amount of the initial sales fee will vary over time.

          DEFERRED SALES FEE. To keep your money working longer, we defer payment of the rest of the transactional sales fee through the deferred sales fee ($0.145 per unit). In limited circumstances and only if deemed in the best interests of unitholders, the sponsor may delay the payment of the deferred sales fee from the dates listed under "Fee Table."

          REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the maximum sales fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Since the deferred sales fee and the C&D Fee are a fixed dollar amount per unit, your trust must charge the deferred sales fee and the C&D Fee per unit regardless of any discounts. However, when you purchase units of the Trust, if you are eligible to receive a discount such that your total maximum sales fee is less than the fixed dollar amount of the deferred sales fee and the C&D Fee, the sponsor will credit you the difference between your maximum sales fee and the sum of the deferred sales fee and the C&D Fee at the time you buy units by providing you with additional units.

          LARGE PURCHASES.You can reduce your maximum sales fee by increasing the size of your investment.

          Investors who make large purchases are entitled to the following sales charge schedule:

    Purchase Amount          Sales Charge
    Less than $50,000        2.95%
    $50,000 - $99,999        2.70%
    $100,000 - $249,999      2.45%
    $250,000 - $499,999      2.20%
    $500,000 - $999,999      1.95%
    $1,000,000 or more       1.40%

          You may aggregate unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

          o         purchases by your spouse or minor children, and

          o         purchases by your trust estate or fiduciary accounts.


          The discounts described above apply only during the initial offering period. There can be no assurance that the Sponsor will create future trusts with investment strategies similar to your trust or that may fit within your investment parameters.

          ADVISORY AND FEE ACCOUNTS. We eliminate your transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed (a "Fee Account").

          This discount applies during the initial offering period and in the secondary market. Your financial professional may purchase units with the Fee Account CUSIP numbers to facilitate purchases under this discount; however, we do not require that you buy units with these CUSIP numbers to qualify for the discount. If you purchase units with these special CUSIP numbers, you should be aware that you may have the distributions automatically reinvest into additional units of your trust or receive cash distributions. We reserve the right to limit or deny purchases of units not subject to the transactional sales fee by investors whose frequent trading activity we determine to be detrimental to your trust. We, as Sponsor, will receive and you will pay the C&D Fee. See "Expenses" on page 27 of the prospectus.

          EXCHANGE OR ROLLOVER OPTION. If you are buying units of your trust in the primary market with redemption or termination proceeds from any other Millington unit trust, you may purchase units at 99% of the maximum Public Offering Price, which may include an up-front sales fee and a deferred sales fee. You may also buy units with this reduced sales fee if you are purchasing units in the primary market with (1) the termination proceeds from a non-Millington unit trust with a similar investment strategy or (2) the redemption proceeds from a non-Millington trust if such trust has a similar investment strategy and that trust is scheduled to terminate within 30 days of redemption. To qualify for this sales charge reduction, the termination or redemption proceeds being used to purchase units of the trust must be no more than 30 days old. Such purchases entitled to this sales charge reduction may be classified as "Rollover Purchases." An exchange or rollover is generally treated as a sale for federal income tax purposes. See "Taxes" on page 25 of the prospectus. Rollover Purchases are also subject to the C&D Fee. See "Expenses" on page 27 of the prospectus.

          EMPLOYEES. We do not charge the portion of the transactional sales fee that we would normally pay to your financial professional for purchases made by officers, directors and employees and their family members (spouses, children and parents) of Millington and its affiliates, or by registered representatives of selling firms and their family members (spouses, children and parents). You pay only the portion of the fee that the Sponsor retains. Such purchases are also subject to the C&D Fee. This discount applies during the initial offering period and in the secondary market. Only those broker-dealers that allow their employees to participate in employee discount programs will be eligible for this discount.

          DIVIDEND REINVESTMENT PLAN. We do not charge any transactional sales fee when you reinvest distributions from your trust into additional units of the trust. Since the deferred sales fee is a fixed dollar amount per unit, your trust must charge the deferred sales fee per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you with additional units with a dollar value sufficient to cover the amount of any remaining deferred sales fee that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time. This discount applies during the initial offering period and in the secondary market. See "How to Buy Units" on page 13 of the prospectus for more information regarding buying units.

          HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee you pay to these distribution firms when they sell units. The distribution fee paid for a given transaction in the Ativo ESG Portfolio, Mid-Cap Series 1 is as follows:

                                  Concession per Unit
                                  (as a % of the Public
          Purchase Amount         Offering Price)
          ------------------      ---------------------
          Less than $50,000       2.25%
          $50,000-$99,000         2.00
          $100,000-$249,000       1.75
          $300,000-499,999        1.50
          $500,000-$999,999       1.25
          $1,000,000 or more      1.00
          Fee Accounts            0.00

          We apply these amounts as a percent of the unit price at the time of the transaction.

          Broker-dealers and other firms that sell units of this trust are eligible to receive additional compensation for volume sales. Such payments will be in addition to the above regular concessions.

Sales During Quarterly Period         Concession per Unit (as a % of the Public Offering Price)
Over $250,000                         0.10%

          We apply these amounts as a percent of the unit price per transaction at the time of the transaction and will be retroactive to the prior sales once $250,000 in sales has been reached for the quarter. Broker-dealers and other firms that sell units of Millington unit trusts may be eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to dealer firms as set forth in the applicable trust's prospectus. Eligible unit trusts include all Millington unit trusts sold in the primary market either on a transactional or fee-based account basis. Redemptions of units during the primary offering period will reduce the amount of units used to calculate the volume concessions.

          Millington reserves the right to modify or terminate the volume concession program at any time. The Sponsor may also pay to certain dealers an administrative fee for information or service used in connection with the distribution of trust units. Such amounts will be in addition to any concessions received for the sale of units.

          In addition to the concessions described above, the Sponsor may pay additional compensation out of its own assets to broker-dealers that meet certain sales targets and that have agreed to provide services relating to the Trust to their customers. This compensation is intended to result in additional sales of

Millington products and/or compensate broker-dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of Millington products by the intermediary or its agents, the placing of Millington products on a preferred or recommended product list, access to an intermediary's personnel, and other factors.

          The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor may make such payments to many intermediaries that sell Millington products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing trading or purchasing trading systems to process unit trades.

          Payments of such additional compensation, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a Millington product, including your trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your units.

          We generally register units for sale in various states in the United States. We do not register units for sale in any foreign country. It is your financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part. We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. For example, we lost the amount set forth in each trust's "Trust Portfolio" on the initial deposit of securities into each trust.

          HOW TO SELL YOUR UNITS

          You can sell your units on any business day by contacting your financial professional or, in some cases, the trustee. Unit prices are available daily on the Internet at www.millingtonsecurites.com or through your financial professional. We often refer to the sale price of units as the "liquidation price." You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction fee for processing unit redemptions or sale requests. Until the end of the initial offering period or six months after the Inception Date, at the discretion of the Sponsor, the price at which the trustee will redeem units and the price at which the Sponsor may repurchase units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

          SELLING UNITS. The Sponsor may maintain a secondary market for units. Meaning that if you want to sell your units, the Sponsor may buy them at the current net asset value or "liquidation price," depending whether or not the Trust is in its initial offering period. The Sponsor may then resell the units to other investors at the public offering price or redeem them for the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. The Sponsor may discontinue the secondary market at any time without notice. Even if the Sponsor does not make a market, you will be able to redeem your units with the Trustee on any business day for the current redemption price.

          REDEEMING UNITS. You may also redeem your units directly with the Trustee on any day the New York Stock Exchange is open. After the close of the initial offering period, the sale and redemption price of units is equal to the net asset value per unit. During the initial offering period, the sale and redemption price of units is equal to the net asset value per unit less the total of any unpaid distribution fees and C&D fees. During the initial offering period the sale and redemption price is sometimes referred to as the "liquidation price." You will receive the redemption price for a particular day if the Trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. If your request is not received in a timely manner or is incomplete in any way, you will receive the next redemption price computed after the Trustee receives your completed request.

          If you redeem your units, the Trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the Trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

          IN-KIND DISTRIBUTION. You can request an in-kind distribution of the securities underlying your units if you tender at least 2,500 units for redemption (or such other amount as required by your financial professional's firm or clearing firm). This option is generally available only for securities traded and held in the United States. The Trustee will make any in-kind distribution of securities by distributing applicable securities in book entry form to the account of your financial professional at Depository Trust Company. You will receive whole shares of the applicable securities and cash equal to any fractional shares. You may not request this option in the last 30 days of your Trust's life. The Sponsor may discontinue this option upon sixty days notice.

          ROLLOVER. The Trust strategy is a long-term investment strategy designed to be followed on an annual basis. You may achieve more consistent long-term investment results by following this strategy. As part of the strategy, the Sponsor currently intends to offer a subsequent series of the Trust for a Rollover investment when the current Trust terminates, however, it is possible that a future run of the Trust strategy may produce results which could make the offering of a subsequent series of the Trust impossible at Trust termination. You must therefore be aware that a future series of the Trust may not be available for a Rollover investment. When the Trust terminates you may have the option to participate in a Rollover and have your units reinvested into a subsequent Trust series through a Rollover as described in this section.

          If you elect to participate in the Rollover, your units will be invested in the subsequent series of the Trust on your Trust's termination date. Upon termination, the value of your units will be invested in a new Trust series, if available, at the public offering price of the new Trust. The Trustee will attempt to sell securities to satisfy the redemption as quickly as practicable on the termination date. The Sponsor does not anticipate that the sale period will be longer than one day, however, certain factors could affect the ability to sell the securities and could impact the length of the sale period. The liquidity of any security depends on the daily trading volume of the security and the amount available for redemption and reinvestment on any day.

          The Sponsor intends to make subsequent Trust series available for sale at various times during the year. Of course, the Sponsor cannot guarantee that a subsequent Trust or sufficient units will be available or that any subsequent Trust will offer the same investment strategy or objectives as the current Trust. The Sponsor cannot guarantee that a Rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the Trust's procedures. The Sponsor may, in its sole discretion, modify a Rollover or stop creating units of the Trust at any time regardless of whether all proceeds of unitholders have been reinvested in a Rollover. The Sponsor may decide not to offer the Rollover upon sixty days notice. Cash which has not been reinvested in a Rollover will be distributed to unitholders shortly after the termination date. Rollover participants may receive taxable dividends or realize taxable capital gains which are reinvested in connection with a Rollover but may not be entitled to a deduction for capital losses due to the "wash sale" tax rules. Due to the reinvestment in a subsequent Trust, no cash will be distributed to pay any taxes. See "Taxes."

DISTRIBUTIONS

          DISTRIBUTIONS. You can elect to:

          o reinvest distributions in additional units of your trust at no fee; or

          o         receive distributions in cash.


          Your Trust generally pays distributions of its net investment income along with any excess capital on each distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information" for the Trust. In some cases, your Trust might pay a special distribution if it holds an excessive amount of cash pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. The amount of your distributions will vary from time to time as companies change their dividends or Trust expenses change.

          When the Trust receives dividends from a portfolio security, the Trust credits the dividends to the Trust's accounts. Distributions will be made from such accounts on the distribution date provided the aggregate amount available for distribution equals at least 0.1% of the net asset value of the Trust. Undistributed money in the accounts will be distributed in the next month in which the aggregate amount available for distribution equals or exceeds 0.1% of the net asset value of your Trust.

          REINVEST IN YOUR TRUST. You can keep your money working by electing to reinvest your distributions in additional units of the Trust. The easiest way to do this is to have your financial professional purchase units with one of the Reinvestment CUSIP numbers listed in the "Essential Information" section of this prospectus. You may also make or change your election by contacting your financial professional or the trustee. This reinvestment option may be subject to availability or limitation by the broker-dealer or selling firm. In certain circumstances, broker-dealers may suspend or terminate the offering of a reinvestment option at any time.

          REPORTS. The Trustee or your financial professional will make available to you a statement showing income and other receipts of your Trust for each distribution. Each year the Trustee will also provide an annual report on your Trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your Trust, if available.

ADDITIONAL INVESTMENT RISKS

          ALL INVESTMENTS INVOLVE RISK. This section describes the main risks that can impact the value of the securities in your Trust. You should understand these risks before you invest. You could lose some or all of your investment in the Trust. Recently, equity markets have experienced significant volatility. If the value of the securities falls, the value of your units will also fall. The Sponsor cannot guarantee that your Trust will achieve its objective or that your investment return will be positive over any period.

          MARKET RISK. Market risk is the risk that a particular security in the Trust, the Trust itself or securities in general may fall in value. Market value may be affected by a variety of factors including: general securities markets movements, changes in the financial condition of an issuer or a sector, changes in perceptions about an issuer or a sector, interest rates and inflation, governmental policies and litigation, and purchases and sales of securities by the Trust.

          Even though the Sponsor carefully supervises your portfolio, you should remember that it does not manage your portfolio. Your Trust will not sell a security solely because the market value falls as is possible in a managed fund.

          CURRENT ECONOMIC CONDITIONS RISK. The U.S. economy's recession began in December 2007 and has lasted through most of 2009. This recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions. Economic activity declined across all sectors of the economy, and the United States has experienced increased unemployment. The economic crisis affected the global economy with European and Asian markets also suffering historic losses. Although the latest economic data suggests that the recession may be over and that the U.S. economy will experience slightly increased activity in 2010, unemployment remains high. Due to the current state of uncertainty in the economy, the value of the securities held by the Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet fully known and cannot be predicted.

          PRICE VOLATILITY. The Trusts invest in common stocks of domestic and/or foreign companies. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

          Because the Trust is not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, or that you won't lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

          DIVIDENDS. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

          FINANCIAL CONDITION OF ISSUER. The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the initial offering period.

          FOREIGN SECURITIES. The Trust may invest in U.S.-listed foreign securities and ADRs. ADRs are issued by a bank or trust company to evidence ownership of underlying securities issued by foreign corporations. Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. securities due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:

          o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          o Foreign issuers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets.

          o Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Trust's value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Trust to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Trust's foreign currency holdings.

          o Future political and governmental restrictions which might adversely affect the payment or receipt of income on the foreign securities.

          EMERGING MARKETS RISK. The Trust may invest in companies headquartered or incorporated in countries considered to be emerging markets. Emerging markets are generally defined as countries with low per capita income in the initial stages of their industrialization cycles. Risks of investing in developing or emerging countries include the possibility of investment and trading limitations, liquidity concerns, delays and disruptions in settlement transactions, political uncertainties and dependence on international trade and development assistance. In addition, emerging market countries may be subject to overburdened infrastructures, obsolete financial systems and environmental problems. For these reasons, investments in emerging markets are often considered speculative.

          MID-CAP COMPANIES. Securities in the Trust are issued by companies which have been designated by the Sponsor as mid-cap. Smaller companies present some unique investment risks. Mid-caps may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, mid-cap stocks may not be widely followed by the investment community, which may result in lower demand.

          INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

DISTRIBUTION OF UNITS

          The Sponsor sells units to the public through broker-dealers, registered investment advisors, certified financial planners and other firms. There are no transactional or initial sales charges on the Trust but the Sponsor may pay part of the distribution fee to third party distribution and marketing firms when they introduce units to potential buyers or intermediaries. These units are designed to be used in investment accounts that charge a "wrap fee" or periodic fees for investment advisory, financial planning or asset management services in lieu of commissions.

          The Sponsor may, at its own expense and out of its own profits, pay for third party distribution assistance, including but not limited to, obtaining shelf space in clearing firms and similar activities designed to aid in the sale of the Sponsor's products. These arrangements will not change the price you pay for your units. In addition, part of the distribution fee will be used to compansate third parties for providing services to the Sponsor and access to their trading platforms and advisor networks. The level of compensation third parties recieve will be based on various criteria which may include sales volume.

          The Sponsor generally registers units for sale in various states in the U.S. The Sponsor does not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. The Sponsor may reject any order for units in whole or in part.

          The Sponsor may gain or lose money when it holds units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price the Sponsor pays for units and the price at which it sells or redeems them. The Sponsor may also gain or lose money when it deposits securities to create units. The amount of its profit or loss on the initial deposit of securities into your Trust is shown in the "Notes to Portfolio" for the Trust.

TRUST ADMINISTRATION

          THE TRUST. The Trust is a unit investment trust registered under the Investment Company Act of 1940. The Sponsor created the Trust under a Trust Agreement between Millington Securities, Inc. (as depositor/Sponsor, evaluator and supervisor) and The Bank of New York Mellon (as Trustee). Each unit represents an undivided interest in the assets of the Trust. To create the Trust, the Sponsor deposited securities with the Trustee (or contracts to purchase securities along with an irrevocable letter of credit, cash or other consideration to pay for the securities). In exchange, the Trustee delivered units of the Trust to the Sponsor. These units remain outstanding until redeemed or until the Trust terminates. At the close of the New York Stock Exchange on the Trust's Inception Date or on the first day units are sold to the public, if later, the number of units may be adjusted so that the public offering price per unit equals $10. The number of units and fractional interest of each unit in the Trust will increase or decrease to the extent of any adjustment.

          CHANGING YOUR PORTFOLIO. The Trust is not a managed fund. Unlike a managed fund, the Sponsor designed the portfolio to remain relatively fixed. The Trust will generally buy and sell securities to pay expenses, to issue additional units or to redeem units, in limited circumstances to protect the Trust, to make required distributions or to avoid imposition of taxes on the Trust. The proceeds from the sale of any securities will not be used to purchase any additional securities.

          When the Trust sells securities, the composition and diversity of the securities in the portfolio may be altered. If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the Trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The Trustee will distribute any cash proceeds to unitholders. If the Trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. If any contract for the purchase of securities fails, the Sponsor will refund the cash and sales fee attributable to the failed contract to unitholders on or before the next distribution date unless substantially all of the moneys held to cover the purchase are reinvested in substitute securities in accordance with the Trust agreement, as described below.

          REPLACEMENT SECURITIES. In the event that any contract to purchase a security is not consummated in accordance with its terms (a "Failed Contract Security"), the Sponsor may instruct the Trustee in writing either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a replacement security (the "Replacement Security") which has been selected by the Sponsor out of funds held by the Trustee. Replacement Securities will be made subject to the following conditions:

          o The Replacement Securities will be securities as originally selected for the Trust or, in the case of a Trust that is a registered investment company for tax purposes, securities which the Sponsor determines to be similar in character as securities originally selected for the Trust;

          o The purchase of the Replacement Securities will not adversely affect the federal income tax status of the Trust;

          o The purchase price of the Replacement Securities will not exceed the total amount of cash deposited, or the amount available under the Letter of Credit deposited, by the Sponsor at the time of the deposit of the Failed Contract Security; and

          o The Replacement Securities will be purchased within 30 days after the deposit of the Failed Contract Security.


          In the event of a Failed Contract Security, where Replacement Securities cannot be purchased, the cash will be returned to the unitholders and generally treated as a return on principal for tax purposes.

          Any contract to deliver Trust securities may not exceed 120 days from the effective date of the Trust's registration statement.

The Sponsor will increase the size of the Trust as it sells units during the initial offering period.
When the Sponsor creates additional units, it will seek to replicate the existing portfolio.

          When the Trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time the Sponsor creates units and the time the Trust buys the securities. When the Trust buys or sells securities, the Sponsor may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with the Trust or the Trustee.

          AMENDING THE TRUST AGREEMENT. The Sponsor and the Trustee can change the Trust Agreement without your consent to correct any provision that may be defective or to make other provisions that will not materially adversely affect your interest (as determined by the Sponsor and the Trustee). The Sponsor cannot change this agreement to reduce your interest in the Trust without your consent. Investors owning two-thirds of the units in the Trust may vote to change this agreement.

          TERMINATION OF THE TRUST. The Trust will terminate on the termination date set forth under "Essential Information" for the Trust. The Trustee may terminate the Trust early if the value of the Trust is less than 40% of the original value of the securities in the Trust at the time of deposit. At this size, the expenses of the Trust may create an undue burden on your investment. Investors owning two-thirds of the units in the Trust may also vote to terminate the Trust early. The Trustee will liquidate the Trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the Trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the Trust. If this happens, the Sponsor will refund any sales fee that you paid.

          The Trustee will notify you of any termination and sell any remaining securities. The Trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

          THE SPONSOR. The Sponsor of the Trust is Millington Securities, Inc. Millington is registered under the Securities Exchange Act of 1934 as a broker-dealer. Millington is organized as a corporation under the laws of the State of Illinois. Millington is a member of the Financial Industry Regulatory Authority, Inc. The principal office of Millington is 222 South Mill Street, Naperville, Illinois 60540. As of December 31, 2009, the net capital of the Sponsor was $332,188. If the Sponsor fails to or cannot perform its duties as Sponsor or becomes bankrupt, the Trustee may replace it, continue to operate the Trust without a Sponsor, or terminate the Trust.

          The Sponsor and the Trust have adopted a code of ethics requiring their employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

          PORTFOLIO CONSULTANT. Ativo Capital Management LLC has been selected by the Sponsor to serve as the Portfolio Consultant for the Trust. As Portfolio Consultant, Ativo will assist the Sponsor with the selection of the Trust's portfolio. For its service as Portfolio Consultant, Ativo will be paid by the Trust a fee of 0.20% of the average net assets of the Trust at the close of the initial offering period. Ativo will also provide advice to the Sponsor to help the Sponsor provide portfolio supervisory services to the Trust. The Sponsor will pay Ativo from its supervisory fee. While the Sponsor is responsible for supervising the Trust's portfolio, neither the Sponsor nor the Portfolio Consultant manage the Trust.

          The Portfolio Consultant is not an affiliate of the Sponsor. The Portfolio Consultant may use the list of securities included in the Trust portfolio in its independent capacity as an investment adviser and distribute this information to various individuals and entities. The Portfolio Consultant may recommend or effect transactions in the securities included in your Trust. This may have an effect, positive or negative, on the prices of the securities included in your Trust. This also may have an impact on the price your Trust pays for the securities and the price received upon unit redemptions or Trust termination. Certain representatives of Ativo will serve as registered representatives of the Sponsor and participate in the sale of Trust units.

          THE TRUSTEE. The Bank of New York Mellon is the Trustee of the Trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the Trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment Trust office. The Sponsor may remove and replace the Trustee in some cases without your consent. The Trustee may also resign by notifying the Sponsor and investors.

TAXES

          This section summarizes some of the main U.S. federal income tax consequences of owning units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

          As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

          ASSETS OF THE TRUST. The Trust is expected to hold shares of stock in corporations (the "Stocks") that are treated as equity for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

          TRUST STATUS. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

          YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If the Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your units or redeem your units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, as discussed below). If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

          DIVIDENDS FROM STOCKS. Certain dividends received with respect to the stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011. Treatment of dividends from foreign stocks held by U.S. investors may be subject to additional rules and tax filings.

          DIVIDENDS RECEIVED DEDUCTION. Generally, a domestic corporation owning units in a Trust may be eligible for the dividends received deduction with respect to such unit owner's pro rata portion of certain types of dividends received by the Trust. However, a corporation generally will not be entitled to the dividends received deduction with respect to dividends from most foreign corporations.

          IN-KIND DISTRIBUTIONS. Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your units at any time prior to 30 business days before the Trust's termination. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

          EXCHANGES. If you elect to have your proceeds from the Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your units of the Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two Trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

          LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

          FOREIGN INVESTORS, TAXES AND INVESTMENTS. Distributions by the Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or Trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from the Trust or on any gain from the sale or redemption of your units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements. Some distributions by the Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor Trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

          If any U.S. investor is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10% or more of a CFC (through the Trust and in combination with your other investments) you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to the Trust or to you.

          A foreign corporation will generally be treated as a passive foreign investment company (a "PFIC") if 75% or more of its income is passive income or if 50% or more of its assets are held to produce passive income. If the Trust purchases shares in a PFIC, you may be subject to U.S. federal income tax on a portion of certain distributions or on gains from the disposition of such shares at rates that were applicable in prior years and any gain may be recharacterized as ordinary income that is not eligible for the lower net capital gains tax rate. Additional charges in the nature of interest may also be imposed on you. Certain elections may be available with respect to PFICs that would limit these consequences. However, these elections would require you to include certain income of the PFIC in your taxable income even if not distributed to the Trust or to you, or require you to annually recognize as ordinary income any increase in the value of the shares of the PFIC, thus requiring you to recognize income for federal income tax purposes in excess of your actual distributions from PFICs and proceeds from dispositions of PFIC stock during a particular year. Dividends paid by PFICs will not be eligible to be taxed at the net capital gains tax rate.

EXPENSES

          The Trust will pay various expenses to conduct its operations. The "Fee Table" shows the estimated amount of these expenses.

          The Sponsor will receive a fee from the Trust for creating and developing the Trust, including determining the Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. This "creation and development fee" is a charge of $0.05 per unit. The Trustee will deduct this amount from the Trust's assets as of the close of the initial offering period. No portion of this fee is applied to the payment of distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of units before the close of the initial public offering period.

          The Sponsor will receive a fee from the Trust for engaging third party marketing and distribution firms to assist in introducing fee-based products to eligible investors. This "distribution fee" is a charge of $0.02 per unit. The Trustee will deduct this amount from the Trust's assets as of the close of the initial offering period.

          The Trust will pay a fee to the Trustee for its services. The Trustee also benefits when it holds cash for the Trust in non-interest bearing accounts. The Trust will reimburse Millington as supervisor, evaluator and Sponsor for providing portfolio supervisory services, for evaluating your portfolio and for providing bookkeeping and administrative services. The Sponsor's reimbursements may exceed the costs of the services it provides to the Trust but will not exceed the costs of services provided to all of its unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

          The Trust will also pay its general operating expenses, including licensing fees. The Trust will pay a licensing fee to Ativo for its use of trademarks, trade names or other intellectual property owned by Ativo. The annual licensing fee received by Ativo is equal to 0.08% of the average net assets of the Trust.

          The Trust may pay expenses such as Trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary Trustee services, costs of taking action to protect the Trust, costs of indemnifying the Trustee and the Sponsor, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the Trustee for advancing funds to meet distributions. The Trust may pay the costs of updating its registration statement each year. The Trustee will generally pay Trust expenses from distributions received on the securities but in some cases may sell securities to pay Trust expenses.

EXPERTS

          LEGAL MATTERS. Chapman and Cutler LLP acts as counsel for the Trust. Dorsey & Whitney LLP acts as counsel for the Trustee.

          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Grant Thornton LLP, independent registered public accounting firm, audited the statement of financial condition and the portfolio included in this prospectus.

ADDITIONAL INFORMATION

          This prospectus does not contain all the information in the registration statement that the Trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the Trust. You can obtain the Information Supplement by contacting us or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).

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                                      -31-

                  MILLINGTON UNIT INVESTMENT TRUSTS, SERIES 3

                   THE ATIVO ESG PORTFOLIO, MID-CAP SERIES 1

                                   MILLINGTON
                                   SECURITIES
--------------------------------------------------------------------------------
                                   PROSPECTUS

                                April 23, 2010,
                         as supplemented June 22, 2010

          CONTENTS

THE ATIVO ESG PORTFOLIO, MID-CAP
SERIES 1                              2
Investment Objective                  2
Principal Investment Strategy         2
Essential Information                 3
Principal Risks                       4
Fee and Expenses                      6
Report of Independent Registered
Public Accounting Firm                8
Statements of Financial Condition     9
Portfolio                            10

THE TRUST                            12
How to Buy Units                     13
How to Sell Your Units               17
Distributions                        19
Investment Risks                     20
Distribution of Units                22
Trust Administration                 22
Taxes                                25
Expenses                             27
Experts                              28
Additional Information               28


VISIT US ON THE INTERNET
http://millingtonsecurities.com

BY E-MAIL
info@millingtonsecurities.com

CALL MILLINGTON SECURITIES, INC.
(888) 717-5677

CALL THE BANK OF NEW YORK MELLON
(800) 428-8890

ADDITIONAL INFORMATION
This prospectus does not contain all information filed with the Securities and Exchange
Commission. To obtain or copy this information including the Information Supplement (a duplication fee may be required):

E-MAIL: publicinfo@sec.gov
WRITE:  Public Reference Section
        Washington, D.C. 20549
VISIT:  http://www.sec.gov
        (EDGAR Database)
CALL:   1-202-551-8090 (only for information
        on the operation of the Public
        Reference Section)

MILLINGTON UNIT INVESTMENT TRUSTS, SERIES 3
Securities Act file number: 333-163673
Investment Company Act file number: 811-22337